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SERIES 1996-A SUPPLEMENT, dated as of August 14, 1996 (this Series
Supplement), by and among NORDSTROM NATIONAL CREDIT BANK, a national banking association, as Transferor and Servicer, NORDSTROM CREDIT, INC., a Colorado corporation, and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association (together with its successors in trust thereunder as provided in the Agreement referred to below, the Trustee), as trustee under the Master Pooling and Servicing Agreement, dated as of August 14, 1996 (the Agreement).

PRELIMINARY STATEMENT


Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into one or more Supplements to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates. The Transferor, the Servicer and Nordstrom Credit, Inc. each hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Agreement to provide for the issuance, authentication and delivery of the Investor Certificates of Series 1996-
A. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1996-A Certificates and no other Series of Certificates issued by the Trust.

Section 1. Designation. The Certificates issued hereunder shall be designated generally as the Series 1996-A Certificates. The Investor Certificates of Series 1996-A (collectively, the Certificates or the Series 1996-A Certificates) shall be issued in two classes, which shall be designated generally as the Class

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A Variable F
unding Certificates, Series 1996-A and the Class B 6.50% Asset Backed Certificates, Series 1996-A.

Section 2. Definitions. The following words and phrases shall have the following meaning with respect to the Series 1996-A Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

Accrued Interest Component shall mean, for any Due Period, the Interest Component of all Related Commercial Paper outstanding at any time during such Due Period which has accrued from the first day through the last day of such Due Period, whether or not such Related Commercial Paper matures during such Due Period. For purposes of the immediately preceding sentence, the portion of the Interest Component of Related Commercial Paper accrued in a Due Period which Related Commercial Paper has a stated maturity date that succeeds the last day of such Due Period shall be computed by amortizing the Interest Component for the number of days elapsed in a year of 360 days that such Related Commercial Paper was outstanding during such Due Period.

Additional Class B Certificates shall have the meaning specified in
Section 4.11(a) of the Agreement.

Additional Class A Invested Amounts shall have the meaning specified in
Section 2.2(a) of the Transfer and Administration Agreement.

Agent shall mean NationsBank, N.A., in its capacity as agent for EFC and the Bank Investors pursuant to the Transfer and Administration
Agreement, and any successor thereto appointed pursuant to the Transfer and Administration Agreement.

Amortization Period shall mean the Rapid Amortization Period or the Early Amortization Period.

Assignee shall have the meaning specified in Section 14 hereof.

Bank Investors shall have the meaning specified in the Transfer and Administration Agreement.

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Base Rate shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of (a) Monthly Interest for such Due Period, plus (b) the Investor Monthly Servicing Fee for such Due Period, plus (c) the amount, if any, owing to any Indemnified Party pursuant to Section 4.2 of the Transfer and Administration Agreement, and the denominator of which is equal to the daily average Invested Amount for such Due Period.

Business Day shall mean any day other than a Saturday, a Sunday and any day on which banking institutions in Denver, Colorado, New York, New York or Charlotte, North Carolina are authorized or required by law to close.

Certificates shall have the meaning specified in Section 1 hereof.


Class A Carrying Costs shall mean, for any Due Period, the sum of the dollar amount of the obligations of EFC, the Bank Investors and any Liquidity Providers for such Due Period determined on an accrual basis in accordance with generally accepted accounting principles consistently applied (a) to pay interest at the rate or rates set forth in the Fee Letter on the Class A Certificates if held by a Liquidity Provider or a Bank Investor accrued from the later of (x) the first day of such Due Period or (y) the day on which the Liquidity Provider or the Bank Investor acquired the Class A Certificates, in each case through the last day of such Due Period whether or not such interest is payable during such Due Period, (b) to pay the Accrued Interest Component of Related Commercial Paper and (c) to pay all fees specified in the Fee Letter accrued, with respect to the first Due Period, from the Closing Date, and with respect to any other Due Period, from the first day of such Due Period, in each case through the last day of such Due Period to the extent not paid by the Transferor in accordance with the provisions of the Transfer and Administration Agreement and the Fee Letter.

Class A Certificateholder shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

Class A Certificate Rate shall mean, with respect to the Due Period related to any Distribution Date, a per annum interest rate which if multiplied by the average daily Class A Invested Amount for such Due

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Period, would produce, on the basis of the actual number of days in such
Due Period and a 360-day year an amount equal to the Class A Carrying Costs for such Due Period.

Class A Certificates shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

Class A Fixed/Floating Allocation Percentage shall mean, for any Due Period with respect to Principal Receivables during an Amortization Period and with respect to Finance Charge Receivables during the Early Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Class A Invested Amount as of the end of the last day of the Revolving Period and the denominator of which is equal to the greater of (i)(x) if only one Series is outstanding, the sum of the Aggregate Principal Receivables and the amount on deposit in the Excess Funding Account, in each case as of the end of the the last day of the Revolving Period and (y) if more than one Series is outstanding, the sum of the Aggregate Principal Receivables and the amount on deposit in the Excess Funding Account, in each case as of the last day of the immediately preceding Due Period, and (ii) the sum of the numerators used to calculate the invested percentages with respect to Principal Receivables or Finance Charge Receivables, as applicable, for each class of each Series outstanding as of the date on which such determination is being made.

Class A Floating Allocation Percentage shall mean, for any Due Period with respect to Principal Receivables during the Revolving Period, with respect to Finance Charge Receivables during the Revolving Period or the Rapid Amortization Period and with respect to the Default Amount at any time, the percentage equivalent of a fraction the numerator of which is equal to the Class A Invested Amount as of the last day of the immediately preceding Due Period (or the Class A Initial Invested Amount, in the case of the first Due Period applicable to Series 1996-A) and the denominator of which is equal to the greater of (i) the sum of the Aggregate Principal Receivables and the amount on deposit in the Excess Funding Account, in each case as of the last day of the immediately preceding Due Period, and (ii) the sum of the numerators used to calculate the invested percentages with respect to Principal Receivables or Finance Charge Receivables and the Default Amount, as

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applicable, for each class of each Series outstanding as of the date on which such determination is being made.

Class A Initial Invested Amount shall mean the aggregate initial principal amount of the Class A Certificates, which is $186,600,000.

Class A Invested Amount shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class A Invested Amounts purchased pursuant to Section 2.2 of the Transfer and Administration Agreement, minus (c) the aggregate amount of principa l payments made to the Class A Certificateholders prior to such date, minus (d) the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates, plus (e) the aggregate amount of Class A Investor Charge Offs reimbursed pursuant to Section 4.5(a)(vi) of the Agreement prior to such date; provided, however, that the Class A Inves ted Amount may not be reduced below zero.

Class A Investor Charge Off shall have the meaning specified in Section 4.6(a) of the Agreement.

Class A Investor Default Amount shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Default Amount for the related Due Period and (ii) the Class A Floating
Allocation Percentage for such Due Period.

Class A Monthly Interest shall have the meaning specified in Section 4.3(a) of the Agreement.

Class A Monthly Principal shall have the meaning specified in Section 4.4(a) of the Agreement.

Class B Certificateholder shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register. Class B
Certificate Rate shall mean 6.50% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

Class B Certificates shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B.

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Class B Fixed/Floating Allocation Percentage shall mean, for any Due
Period with respect to Principal Receivables during an Amortization Period and with respect to Finance Charge Receivables during the Early Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Class B Invested Amount as of the end of the last day of the Revolving Period and the denominator of which is equal to the greater of (i)(x) if only one Series is outstanding, the sum of the Aggregate Principal Receivables and the amount on deposit in the Excess Funding Account, in each case as of the end of the the last day of the Revolving Period and (y) if more than one Series is outstanding, the sum of the Aggregate Principal Receivables and the amount on deposit in the Excess Funding Account, in each case as of the last day of the immediately preceding Due Period, and (ii) the sum of the numerators used to calculate the invested percentages with respect to Principal Receivables or Finance Charge Receivables, as applicable, for each class of each Series outstanding as of the date on which such determination is being made.

Class B Floating Allocation Percentage shall mean, for any Due Period with respect to Principal Receivables during the Revolving Period, with respect to Finance Charge Receivables during the Revolving Period or the Rapid Amortization Period and with respect to the Default Amount at any time, the percentage equivalent of a fraction the numerator of which is equal to the Class B Invested Amount as of the last day of the immediately preceding Due Period (or the Class B Initial Invested Amount, in the case of the first Due Period applicable to Series 1996-A) and the denominator of which is equal to the greater of (i) the sum of the Aggregate Principal Receivables and the amount on deposit in the Excess Funding Account, in each case as of the last day of the immediately preceding Due Period, and (ii) the sum of the numerators used to calculate the invested percentages with respect to Principal Receivables or Finance Charge Receivables and the Default Amount, as applicable, for each class of each Series outstanding as of the date on which such determination is being made.

Class B Initial Invested Amount shall mean the aggregate initial principal amount of the Class B Certificates, which is $9,900,000.
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Class B Invested Amount shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount (plus the aggregate initial principal amount of any Additional Class B Certificates), minus (b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (d) the amount of Reallocated Class B Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.7 of the Agreement, minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.6(a) of the Agreement, plus (f) the aggregate amount by which reductions in the Class B Invested Amount pursuant to clauses (c), (d) and (e) above have been reimbursed pursuant to Section 4.5(a)(xi) of the Agreement prior to such date; provided, however, that the Class B Invested Amount may not be reduced belo w zero.

Class B Investor Charge Offs shall have the meaning specified in Section 4.6(b) of the Agreement.


Class B Investor Default Amount shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Default Amount for the related Due Period and (ii) the Class B Floating
Allocation Percentage for such Due Period.

Class B Monthly Interest shall have the meaning specified in Section 4.3(b) of the Agreement.

Class B Monthly Principal shall have the meaning specified in Section 4.4(b) of the Agreement.

Class B Principal Commencement Date shall mean the later of (a) the Distribution Date on which the Class A Invested Amount is paid in full and (b) such date as may be selected by 100% of the Class B
Certificateholders at their option. "Closing Date" shall mean August 14, 1996.

Commercial Paper shall mean the promissory notes of EFC issued by EFC in the commercial paper market.

Defeasance Account shall have the meaning specified in Section 13(b) hereof.

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Distribution Date shall mean the twentieth day of each month, or, if such day is not a Business Day, the next succeeding Business Day, commencing with September 20, 1996.

Early Amortization Period shall mean the period commencing at the close of business on the day on which an Early Amortization Event with respect to Series 1996-A is deemed to have occurred and ending on the date on which the Class A Invested Amount and the Class B Invested Amount have been paid in full.

EFC shall mean Enterprise Funding Corporation, a Delaware corporation.

Excess Finance Charge Collections shall mean, with respect to any Due Period, the aggregate amount for all outstanding Series of Collections of Finance Charge Receivables which the related Supplements specify are to be treated as Excess Finance Charge Collections for such Due Period.

Excess Principal Collections shall mean, with respect to Series 1996-A, amounts to be treated as such pursuant to Sections 4.5(b) and 4.5(c)(iii) of the Agreement (which amounts shall be available for other Series pursuant to Section 4.1(g) of the Agreement).

Face Amount shall mean (i) with respect to Commercial Paper issued on a discount basis, the face amount stated therein, and (ii) with respect to Commercial Paper which is interest-bearing, the principal amount of and interest accrued and to accrue on such Commercial Paper to its stated maturity.

Facility Limit shall have the meaning specified in the Transfer and Administration Agreement.

Fee Letter shall mean that certain letter agreement, dated as of the Closing Date, between the Transferor and EFC with respect to certain fees, as amended, modified or supplemented from time to time. Finance Charge Shortfall shall have the meaning specified in Section 4.10 of the Agreement.

Fixed/Floating Allocation Percentage shall mean, with respect to any Due Period, the sum of the Class A Fixed/Floating Allocation Percentage and

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the Class B Fixed/Floating Allocation Percentage. Floating Allocation
Percentage shall mean, with respect to any Due Period, the sum of the Class A Floating Allocation Percentage and the Class B Floating
Allocation Percentage.

Indemnified Party shall have the meaning specified in Section 4.1 of the Transfer and Administration Agreement.

Initial Invested Amount shall mean the aggregate initial principal amount of the Series 1996-A Certificates, which is $196,500,000.

Interchange Amount shall mean, with respect to any Distribution Date, an amount equal to the Interchange Percentage for the preceding Due Period multiplied by the amount of Interchange received during the preceding Due Period.

Interchange Percentage shall mean, with respect any Due Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of the last day of such Due Period and the denominator of which is the sum of the Invested Amounts as of such day for all Series which, in accordance with the related Supplement
, are allocated Interchange.

Interest Component shall mean, with respect to any Commercial Paper (i) issued on a discount basis, the portion of the Face Amount of such Commercial Paper representing the discount incurred in respect thereof and (ii) issued on an interest-bearing basis, the interest payable on such Commercial Paper at its maturity.

Invested Amount shall mean, as of any date of determination, an amount equal to the sum of the Class A Invested Amount and the Class B Invested Amount, in each case as of such date.

Invested Percentage shall mean, with respect to any Due Period, (a) when used with respect to Principal Receivables during the Revolving Period, the Floating Allocation Percentage, (b) when used with respect to Principal Receivables during an Amortization Period, the Fixed/Floating Allocation Percentage, (c) when used with respect to the Default Amount

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at any time, the Floating Allocation Percentage, (d) when used with respect to Finance Charge Receivables during the Revolving Period or the Rapid Amortization Period, the Floating Allocation Percentage and (e) when used with respect to Finance Charge Receivables during the Early Amortization Period, the Fixed/Floating Allo cation Percentage.


Investor Default Amount shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Default Amount for the immediately preceding Due Period and (b) the Floating Allocation Percentage for such Due Period. Investor Monthly Servicing Fee shall have the meaning specified in Section 7(a) hereof.Liquidity Provider shall have the meaning specified in the Transfer and Administration Agreement.

Minimum Enhancement Amount shall mean, as of any date of determination, the greater of (i) 5% of the Invested Amount as of such date or (ii) 3% of the Facility Limit as of such date. "Minimum Transferor Interest Percentage" shall have the meaning specified in Section 3 hereof.

Monthly Interest shall mean, with respect to any Distribution Date, the Class A Monthly Interest and the Class B Monthly Interest for such Distribution Date.

Nordstrom Credit Advance shall have the meaning specified in Section 4.5(d) of the Agreement.

Pay Out Commencement Date shall mean the Termination Date pursuant to the Transfer and Administration Agreement.

Portfolio Yield shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) an amount equal to the amount of Collections of Finance Charge Receivables that are allocated to Series 1996-A with respect to such Due Period, plus (b) any Excess Finance Charge Collections that are allocated to Series 1996-A with respect to such Due Period, minus (c) the Investor Default Amount for the Distribution Date with respect to such Due Period, and the denominator of which is the daily average of the Invested Amount for such Due Period.

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Rapid Amortization Period shall mean the period commencing at the close of business on the last day of the Revolving Period and ending on the earlier of (a) the date on which the Class A Invested Amount and the Class B Invested Amount have been paid in full and (b) the commencement of the Early Amortization Period.

Reallocated Class B Principal Collections shall mean, with respect to any Due Period, an amount equal to the product of (i) during the Revolving Period, the Class B Floating Allocation Percentage or, during an Amortization Period, the Class B Fixed/Floating Allocation Percentage and (ii) the aggregate amount of Collections of Principal Receivables for such Due Period.

Related Commercial Paper shall mean Commercial Paper the proceeds of which were used to acquire, or refinance the acquisition of, an interest in the Class A Certificates.

Revolving Period shall mean the period from and including the Closing Date to but excluding the earlier of the Stated Series Termination Date and the Pay Out Commencement Date. Series 1996-A shall mean the Series the terms of which are specified in this Series Supplement.

Series 1996-A Certificate shall mean a Class A Certificate or a Class B Certificate.

Series 1996-A Certificateholder shall mean a Class A Certificateholder or a Class B Certificateholder.

Series 1996-A Class A Certificate Percentage shall mean, on any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount on such day and the denominator of which is the principal amount of all assets purchased by or pledged to EFC and/or the Liquidity Provider under any receivable purchase agreement, transfer and administration agreement or other agreement pursuant to which EFC purchases assets or makes loans secured by assets.

Servicer Advance shall have the meaning specified in Section 4.5(d) of the Agreement.

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Servicing Fee Percentage shall mean 2.00%.

Stated Series Termination Date shall mean the Distribution Date occurring in August 2006.

Targeted Holder shall mean each holder of a right to receive interest or principal with respect to the Series 1996-A Certificates (or other interests in the Trust), other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for federal income tax purposes, and any holder of a right to receive any amount in respect of the Transferor Interest; provided, that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

Termination Date shall have the meaning specified in the Transfer and Administration Agreement.

Transfer shall have the meaning specified in Section 14 hereof.

Transfer and Administration Agreement shall mean the Transfer and Administration Agreement dated as of August 14, 1996, by and among Nordstrom National Credit Bank, EFC and NationsBank, N.A., as amended, modified or supplemented from time to time.

Transfer Date shall mean the Business Day preceding each Distribution
Date.

Transferor Retained Certificates shall mean investor certificates of any Series, including the Class B Certificates, which the Transferor or Nordstrom Credit, Inc. retains, but only to the extent that and for so long as the Transferor or Nordstrom Credit, Inc. is the holder of such certificates.

Section 3. Minimum Transferor Interest Percentage. The Minimum Transferor Interest Percentage applicable to the Series 1996-A Certificates shall be 2% (unless the Trustee shall have received an Opinion of Counsel that a lower percentage will not have any material adverse effect on the Federal income tax characterization of any ou tstanding Series of Investor Certificates).

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Section 4.  Reassignment and Transfer Terms.  The Series 1996-A
Certificates may be reassigned and transferred to the Transferor on any Distribution Date on or after which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, subject to the provisions of Section 12.2 of the Agreement.

Section 5. Delivery and Payment for the Certificates. The Trustee shall deliver the Series 1996-A Certificates when authenticated in accordance with Section 6.2 of the Agreement.

Section 6. Form of Delivery of the Series 1996-A Certificates. The Class A Certificates and the Class B Certificates shall be delivered as registered, definitive, physical certificates.

Section 7. Servicing Compensation; Interchange. (a) The share of the Monthly Servicing Fee allocable to the Series 1996-A Certificateholders with respect to any Distribution Date (the Investor Monthly Servicing
Fee) shall be equal to one-twelfth of the product of (x) the Servicing Fee Percentage and (y) the daily average Invested Amount, if any, for the related Due Period. The Investor Monthly Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to this Series Supplement. The remainder of the Monthly Servicing Fee shall be paid by the Transferor or the Certificateholders of other Series (as provided in the Agreement and the Supplements relating to such other Series) and in no event shall the Trust, the Trustee or the Series 1996-A Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Transferor or the Certificateholders of any other Series.

(b) On or prior to each Determination Date, the Transferor shall notify the Servicer of the Interchange Amount to be included as Collections of Finance Charge Receivables allocable to the Series 1996-A Certificates with respect to the preceding Due Period. On each Transfer Date, the Transferor shall pay to the Servicer, and the Servicer shall deposit into the Collection Account, in immediately available funds, such Interchange Amount. The Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Series 1996-A Certificateholders in Interchange and the

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proceeds of Interchange, as set forth in this subsection 7(b).  In connection with the foregoing grant of a security interest, this Series Supplement shall constitute a security agreement under applicable law. To the extent that a Supplement for a Series other than Series 1996-A, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all Certificates of any such Series (except as otherwise specified in any such Supplement) and the Series 1996-A Certificates shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series Supplement and other related Supplements.

Section 8. Article IV of the Agreement. Any provisions of Article IV of the Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Series 1996-A Certificates. Section 4.1 of the Agreement shall read in its entirety as providedin the Agreement.
Article IV of the Agreement (except for Section 4.1 thereof) as it relates to Series 1996-A shall read in its entirety as follows:

ARTICLE IV

RIGHTS OF SERIES 1996-A CERTIFICATEHOLDERS AND
ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.2  Collections and Allocations.


(a) The Servicer shall apply, or shall instruct the Trustee to apply, all Collections and other funds on deposit in the Collection Account that are allocated to the Series 1996-A Certificates as described in this Article IV. Provided that daily deposits of Collections are not otherwise required pursuant to Section 4.1(h) of the Agreement, during the Revolving Period and the Rapid Amortization Period, Collections of Finance Charge Receivables allocable to Series 1996-A with respect to each Due Period need not be deposited into the Collection Account on a daily basis. During the Early Amortization Period, Collections of Finance Charge Receivables allocable to Series 1996-A with respect to each Due Period shall be deposited into the Collection Account on a daily basis. If daily deposits of Collections of Finance Charge

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Receivables are not required pursuant to Section 4.1(h) of the Agreement or this Section 4.2(a), the Servicer shall deposit into the Collection Account on each Transfer Date the Collections of Finance Charge
Receivables allocable to Series 1996-A with respect to the related Due
Period.

(b) Provided that daily deposits of Collections are not otherwise required pursuant to Section 4.1(h) of the Agreement, during the Revolving Period and the Rapid Amortization Period, Collections of Principal Receivables allocable to Series 1996-A with respect to each Due Period need not be deposited into the Collection Account on a daily basis during such Due Period; provided, however, that in the event that the Transferor Amount minus the Excluded Receivables Balance is less than the Minimum Transferor Amount on any date, such Collections of Principal Receivables shall be deposited daily into the Excess Funding Account until the Transferor Amount minus the Excluded Receivables Balance equals the Minimum Transferor Amount; and provided, further, that on any date on which the sum of the Aggregate Principal Receivables and the amount on deposit in the Excess Funding Account is less than the Aggregate Invested Amount, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis. During the Rapid Amortization Period, if Collections of Principal Receivables allocable to Series 1996-A are not required to be deposited into the Collection Account on a daily basis pursuant to Section 4.1(h) of the Agreement or the foregoing provisions of this Section 4.2(a), the Servicer shall deposit into the Collection Account on each Transfer Date an amount equal to the sum of the amounts required to be paid pursuant to Sections 4.5(c)(i) and (ii) of the Agreement on the related Distribution Date. During the Early Amortization Period, Collections of Principal Receivables allocable to Series 1996-A with respect to each Due Period shall be deposited into the Collection Account on a daily basis until an amount of such Collections of Principal Receivables equal to the sum of the Class A Monthly Principal and the Class B Monthly Principal with respect to such Due Period has been deposited into the Collection Account. During the Early Amortization Period, after an amount of Collections of Principal Receivables allocable to Series 1996-A equal to the sum of the Class A Monthly Principal and the Class B Monthly Principal with respect to each Due Period has been deposited into the Collection Account and so long as the Class B Invested Amount is not less than the Minimum Enhancement Amount, Collections of

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Principal Receivables allocable to Series 1996-A with respect to each
Due Period need not thereafter be deposited into the Collection Account on a daily basis during such Due Period; provided, however, that in the event that the Transferor Amount minus the Excluded Receivables Balance is less than the Minimum Transferor Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account until the Transferor Amount minus the Excluded Receivables Balance equals the Minimum Transferor Amount; and provided, further, that on any date on which the sum of the Aggregate Principal Receivables and the amount on deposit in the Excess Funding Amount is less than the Aggregate Invested Amount, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis. Any amount deposited into the Excess Funding Account pursuant to this
Section 4.2(b) shall be considered Collections of Principal Receivables and shall be applied in accordance with Article IV and the terms of each Supplement.

Section 4.3  Determination of Monthly Interest. (a)     The amount of
monthly interest (Class A Monthly Interest) with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Due Period (or, in the case of the first Distribution Date, in the period from the Closing Date to the last day of the Due Period preceding such Distribution Date) and the denominator of which is 360, (ii) the Class A Certificate Rate for the related Due Period and (iii) the daily average Class A Invested Amount for the related Due Period.

(b) The amount of monthly interest (Class B Monthly Interest) with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of (i) one-twelfth (1/12) (or, in the case of the first Distribution Date, a fraction, the numerator of which is the number of days in the period from the Closing Date to the last day of the Due Period preceding such Distribution Date based on a 360-day year consisting of twelve 30-day months and the denominator of which is
360), (ii) the Class B Certificate Rate and (iii) the daily average Class B Invested Amount for the related Due Period.

Section 4.4  Determination of Monthly Principal.        (a)  The amount
of monthly principal (Class A Monthly Principal) distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date, beginning with the Distribution Date in the month following the month in which an Amortization Period begins, shall be equal to the lesser of (x) the Fixed/Floating Allocation Percentage of Collections of Principal Receivables with respect to the preceding Due Period plus the amount of any Excess Principal Collections with respect to other Series that are allocated to Series 1996-A in accordance with the Agreement and (y) the Class A Invested Amount with respect to such Distribution Date.
(b) The amount of monthly principal (Class B Monthly Principal) distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Commencement Date, shall be equal to the lesser of (x) the Fixed/Floating Allocation Percentage of Collections of Principal Receivables with respect to the preceding Due Period, plus the amount of any Excess Principal Collections with respect to other Series that are allocated to Series 1996-A in accordance with the Agreement, minus the amount of Reallocated Class B Principal Collections applied pursuant to
Section 4.7 of the Agreement on such Distribution Date, minus the portion of such amounts applied to Class A Monthly Principal on such Distribution Date and (y) the Class B Invested Amount with respect to such Distribution Date.

Section 4.5  Application of Collections.

(a) In accordance with Section 4.2(a) of the Agreement, the Servicer shall apply or shall instruct the Trustee to apply on each Distribution Date the Invested Percentage of Collections of Finance Charge Receivables for the related Due Period plus the amount of any Excess Finance Charge Collections allocable to Series 1996-A to make the following distributions in the following priority:

(i) an amount equal to any unpaid Servicer Advances shall be paid to the Servicer to repay Servicer Advances, and then an amount equal to any unpaid Nordstrom Credit Advances shall be paid to Nordstrom Credit, Inc. to repay Nordstrom Credit Advances;

(ii) an amount equal to Class A Monthly Interest for such Distribution Date (less the amount of any Class A Monthly Interest that has been paid by a Servicer Advance or a Nordstrom Credit Advance), plus the amount of any Class A Monthly Interest previously due but not paid on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

(iii) if Nordstrom National Credit Bank or an Affiliate is not the Servicer, an amount equal to the Investor Monthly Servicing Fee for such Distribution Date, plus the amount of any Investor Monthly Servicing Fee previously due but not distributed to the Servicer on a prior
Distribution Date, shall be distributed to the Servicer;

(iv) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Collections of Principal Receivables allocable to Series 1996-A for such Distribution Date;

(v) an amount equal to the Class A Floating Allocation Percentage of Adjustment Payments for the related Due Period which the Transferor fails to make in accordance with the Agreement shall be treated as a portion of Collections of Principal Receivables allocable to Series 1996-A for such Distribution Date;

(vi) an amount equal to the aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed shall be treated as a portion of Collections of Principal Receivables allocable to Series 1996-A for such Distribution Date;

(vii)  if Nordstrom National Credit Bank or an Affiliate is the
Servicer, an amount equal to the Investor Monthly Servicing Fee for such Distribution Date, plus the amount of any Investor Monthly Servicing Fee previously due but not distributed to the Servicer on a prior
Distribution Date, shall be distributed to the Servicer;

(viii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B
Certificateholders;

(ix) an amount equal to the Class B Investor Default Amount for such Distribution Date shall be treated as a portion of Collections of Principal Receivables allocable to Series 1996-A for such Distribution Date;

(x) an amount equal to the Class B Floating Allocation Percentage of Adjustment Payments for the related Due Period which the Transferor fails to make in accordance with the Agreement shall be treated as a portion of Collections of Principal Receivables allocable to Series 1996-A for such Distribution Date;

(xi) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of Class B Invested Amount (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Collections of Principal Receivables allocable to Series 1996-A for such Distribution Date; and

(xii) the balance, if any, shall be treated as Excess Finance Charge Collections with respect to Series 1996-A for such Distribution Date and will be available for allocation to other Series or to the Transferor.

(b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Collections of Principal Receivables allocable to Series 1996-A for the related Due Period shall either (i) at the Transferor's option, be distributed to the holder of the Class A Certificates in reduction of the Class A Invested Amount (provided that the amounts so distributed on any Distribution Date shall not exceed the

Class A Floating Allocation Percentage of the Collections of Principal Receivables received during the related Due Period) or (ii) be treated as Excess Principal Collections to be applied in accordance with Section 4.1(g) of the Agreement.

(c) On each Distribution Date following the commencement of an Amortization Period, an amount equal to the Collections of Principal Receivables allocable to Series 1996-A for the related Due Period (after giving effect to any reallocation thereof pursuant to Section 4.7 of the Agreement) plus the amount of any Excess Principal Collections allocable to Series 1996-A shall be applied in the following priority:

(i) an amount equal to Class A Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

(ii) an amount equal to Class B Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class B Certificateholders; and (iii) the balance, if any, shall be treated as Excess Principal Collections to be applied in accordance with Section 4.1(g) of the Agreement.

(d) In the event that, on any date EFC does not have sufficient funds to pay any Class A Carrying Costs due and payable on such day, the Servicer shall make an advance in an amount equal to such deficiency, but only to the extent of the Invested Percentage of Collections of Finance Charge Receivables received by the Servicer and not yet deposited in the Collection Account (a Servicer Advance), provided, however, that the Servicer shall not be obligated to make a remittance as provided in this Section 4.5(d) if EFC notifies the Servicer that the amount otherwise payable by the Servicer pursuant to this Section 4.5(d) will be obtained by EFC from the proceeds of Related Commercial Paper issued on such day or from funds obtained from the Liquidity Provider on such day. Amounts required to be remitted to EFC pursuant to this
Section 4.5(d) shall be remitted in immediately available funds to the account of EFC designated in the Transfer and Administration Agreement no later than 12:00 noon, New York City time, on the date due; provided, however that in lieu of such direct payment by the Servicer, to the extent of available funds, the Servicer may instruct the Trustee in writing to remit such amounts from the Invested Percentage of Collections in respect of Finance Charge Receivables on deposit in the Collection Account, any such payment to be netted from amounts to be paid pursuant to Section 4.5(a)(ii) of the Agreement. The Servicer shall record in its books and records such withdrawal and the application of Collections of Finance Charge Receivables and net such amounts so applied from the amounts due under Section 4.5(a)(ii) of the Agreement on the Transfer Date for such Due Period. In the event that, on any date described above, the Servicer does not make an advance in an amount sufficient to enable EFC to pay all Class A Carrying Costs due and payable on such day, Nordstrom Credit, Inc. shall advance the amount of any remaining insufficiency to EFC in immediately available funds no later than 12:00 noon, New York City time, on such date (each, a Nordstrom Credit Advance).

Section 4.6  Defaulted Amounts; Investor Charge Offs.

(a) If, on any Distribution Date, (i) the sum of the amounts required to be paid pursuant to Sections 4.5(a)(i)-(v) of the Agreement on such Distribution Date exceeds (ii) the sum of (x) the Invested Percentage of Collections of Finance Charge Receivables for the related Due Period plus the amount of any Excess Finance Charge Collections allocable to Series 1996-A, (y) the amount of Reallocated Class B Principal Collections available pursuant to Section 4.7 of the Agreement for the related Due Period and (z) the amount, if any, received from Nordstrom Credit, Inc. on the related Transfer Date pursuant to Section 4.8 of the Agreement, then the Class B Invested Amount shall be reduced by the amount of such excess, but not by more than the excess of (A) the sum of the Class A Investor Default Amount and the Class A Floating Allocation Percentage of Adjustment Payments which the Transferor fails to make in accordance with the Agreement for such Distribution Date over (B) the Invested Percentage of Collections of Finance Charge Receivables plus the amount of any Excess Finance Charge Collections allocable to Series 1996-A plus the amount of Reallocated Class B Principal Collections plus the amount, if any, received from Nordstrom Credit, Inc. on the related Transfer Date pursuant to Section 4.8 of the Agreement, in each case used to fund the Class A Investor Default Amount and the Class A Floating Allocation Percentage of Adjustment Payments which the Transferor fails to make in accordance with the Agreement for such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero (a Class A Investor Charge Off); provided, however, that the Class A Invested Amount shall not be reduced below zero. Class A Investor Charge Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge Offs) on any Distribution Date by the amounts allocated and available for that purpose pursuant to Section 4.5(a)(vi) of the Agreement.

(b) If, on any Distribution Date, the sum of the amounts to be paid pursuant to Sections 4.5(a)(i)-(x) of the Agreement exceeds the sum of the Invested Percentage of Collections of Finance Charge Receivables for the related Due Period plus the amount of any Excess Finance Charge Collections allocable to Series 1996-A plus the amount, if any, received from Nordstrom Credit, Inc. on the related Transfer Date pursuant to
Section 4.8 of the Agreement, then the Class B Invested Amount (after giving effect to any reduction thereof pursuant to Sections 4.6(a) and
4.7 of the Agreement) shall be reduced by the amount of such excess, but not by more than the excess of (A) the sum of the Class B Investor Default Amount and the Class B Floating Allocation Percentage of Adjustment Payments which the Transferor fails to make in accordance with the Agreement for such Distribution Date over (B) the Invested Percentage of Collections of Finance Charge Receivables plus the amount of any Excess Finance Charge Collections allocable to Series 1996-A plus the amount, if any, received from Nordstrom Credit, Inc. on the related Transfer Date pursuant to Section 4.8 of the Agreement, in each case used to fund the Class B Investor Default Amount and the Class B Floating Allocation Percentage of Adjustment Payments which the Transferor fails to make in accordance with the Agreement for such Distribution Date (a Class B Investor Charge Off); provided, however, that the Class B Invested Amount shall not be reduced below zero. Any such reduction of the Class B Invested Amount shall be given effect after any reduction of the Class B Invested Amount pursuant to Sections 4.6(a) and 4.7 of the Agreement. Class B Investor Charge Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge Offs) on any Distribution Date by the amounts allocated and available for that purpose pursuant to Section 4.5(a)(xi) of the Agreement.

Section 4.7  Reallocated Class B Principal Collections.  The
Servicer shall instruct the Trustee to distribute, on each Distribution Date, Reallocated Class B Principal Collections in an amount equal to the excess, if any, of (a) the sum of the amounts to be paid pursuant to Sections 4.5(a)(ii)-(vi) of the Agreement with respect to such Distribution Date over (b) the Invested Percentage of Collections of Finance Charge Receivables for the related Due Period plus the amount of any Excess Finance Charge Collections allocable to Series 1996-A minus the amount paid pursuant to Section 4.5(a)(i) of the Agreement, to fund any deficiency under Sections 4.5(a)(ii)-(vi) of the Agreement in that order of priority.

Section 4.8 Certain Payments by Nordstrom Credit, Inc. If, with respect to any Distribution Date, (i) the sum of the amounts required to be paid pursuant to Sections 4.5(a)(ii)-(vi) of the Agreement on such Distribution Date exceeds (ii) the sum of (x) the Invested Percentage of Collections of Finance Charge Receivables for the related Due Period plus the amount of any Excess Finance Charge Collections allocable to Series 1996-A minus the amount paid pursuant to Section 4.5(a)(i) of the Agreement and (y) the amount of Reallocated Class B Principal Collections available pursuant to Section 4.7 of the Agreement for the related Due Period, then Nordstrom Credit, Inc. shall pay on the related Transfer Date to the Trustee on behalf of the Series 1996-A Certificateholders an amount equal to such excess; provided, however, that the aggregate amounts paid by Nordstrom Credit, Inc. pursuant to this Section 4.8 and pursuant to similar provisions, if any, in other Supplements shall not exceed the aggregate, cumulative amount of (A) Default Amounts and (B) downward adjustments or reductions in the amount of any Receivables for the reasons described in the first two sentences of Section 3.8(a) of the Agreement. Such amount shall be applied to fund any deficiency under Sections 4.5(a)(ii)-(vi) of the Agreement in that order of priority. Amounts required to be remitted by Nordstrom Credit, Inc. pursuant to this Section 4.8 shall be remitted in immediately available funds to the Collection Account no later than 12:00 noon, New York City time, on the date due. Nordstrom

Credit, Inc.'s obligation under this Section 4.8 shall be unconditional and irrevocable.

Section 4.9  Excess Principal Collections.  Subject to Section
4.1(g) of the Agreement, Excess Principal Collections for any Distribution Date will be allocated to Series 1996-A in an amount equal to the product of (x) the aggregate amount of Excess Principal Collections with respect to all Series for such Distribution Date and
(y) a fraction, the numerator of which is the Principal Shortfall for Series 1996-A for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series. The Principal Shortfall for Series 1996-A will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero or such other greater amount not exceeding the Class A Invested Amount as may be designated by the Transferor, at its option, and (b) for any Distribution Date with respect to the Amortization Period, the excess, if any, of the Invested Amount over the Fixed/Floating Allocation Percentage of Collections of Principal Receivables for such Distribution Date (excluding any portion thereof attributable to Excess Principal Collections).

Section 4.10 Excess Finance Charge Collections. Excess Finance Charge Collections for any Distribution Date will be allocated to Series 1996-A in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all Series for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1996-A for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series. The Finance Charge Shortfall for Series 1996-A for any Distribution Date will be equal to the excess, if any, of
(a) the full amount required to be paid pursuant to Section 4.5(a) on such Distribution Date over (b) the applicable Invested Percentage of Collections of Finance Charge Receivables and any other amounts that are to be treated as Collections of Finance Charge Receivables allocable to Series 1996-A in accordance with the Agreement with respect to the related Due Period.
                                   24

Section 4.11  Additional Issuances of Class B Certificates.


(a) On any day during the Revolving Period, the Trustee shall issue to the Transferor for execution, upon the Transferor's request, and the Trustee shall authenticate and deliver, in accordance with the Transferor's instructions, an additional principal amount of Class B Certificates (Additional Class B Certificates) as provided below.

(b) Additional Class B Certificates may be issued, executed and delivered upon satisfaction of the following conditions:


(i) after giving effect to the issuance of such Additional Class B Certificates, the Transferor Amount minus the Excluded Receivables Balance shall be at least equal to the Minimum Transferor Amount and the Aggregate Principal Receivables shall be at least equal to the Minimum Aggregate Principal Receivables;

(ii) the Transferor shall have given notice by 10:00 A.M., New York City time, on the date such Additional Class B Certificates are to be issued to the Trustee, the Paying Agent, EFC and the Agent of the proposed issuance of such Additional Class B Certificates;

(iii)  on or before the date on which such Additional Class B
Certificates are issued, the Transferor, if so requested by the Trustee at the direction of the Class A Certificateholders, shall have delivered a Tax Opinion to the Trustee; and

(iv) on or before the date such Additional Class B Certificates are issued, the Transferor shall deliver to the Trustee an Officer's Certificate confirming the item set forth in clause (i) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to matters set forth therein and shall incur no liability in so relying.

[END OF ARTICLE IV]
                                   25

Section 9. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable to the Series 1996-A Certificates:

ARTICLE V

DISTRIBUTIONS AND REPORTS TO
CERTIFICATEHOLDERS

Section 5.1 Distributions. (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class A Certificates (excluding the amount of any Class A Monthly Interest that has already been paid by a Servicer Advance or a Nordstrom Credit Advance) pursuant to this Series Supplement.

(b) On each Distribution Date with respect to an Amortization Period, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class A Certificates pursuant to this Series Supplement.

(c) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Series Supplement.

(d) On each Distribution Date with respect to an Amortization Period on or after the Class B Principal Commencement Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are
                                   26
available on such date to pay principal of the Class B Certificates pursuant to this Series Supplement.

(e) Except as provided in Section 12.2 of the Agreement with respect to a final distribution, distributions to Series 1996-A Certificateholders hereunder shall be made by check mailed to each such Certificateholder at such Certificateholder's address appearing in the Certificate Register or by wire transfer of immediately available funds to such Certificateholder's account so long as the Paying Agent was notified of such account at least five Business Days prior to such Distribution Date, in each case without presentation or surrender of any such Series 1996-A Certificate or the making of any notation thereon.

Section 5.2  Statements to Series 1996-A Certificateholders.
On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1996-A Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer setting forth certain information relating to the Trust and the Series
1996-A Certificates.

On or before January 31 of each calendar year, beginning
with calendar year 1997, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Certificateholder of Series 1996-A, a statement prepared by the Servicer containing the informat ion which is required to be contained in the statement to the Certificateholders in the form of Exhibit C, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder of such Series, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Certificateholders of such Series to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.
[END OF ARTICLE V]
                                   27

Section 10. Early Amortization Events. If any one of the events specified in Section 9.1 of the Agreement or any one of the following events shall occur during either the Revolving Period or the Rapid Amortization Period with respect to the Series 1996-A
Certificates:

(i) failure on the part of the Transferor or the Servicer (a) to make any payment or deposit on the date required under the Agreement, this Series Supplement or the Transfer and Administration Agreement, as applicable (or within the applicable grace period which will not exceed five Business Days), (b) duly to observe or perform in any material respect the covenant of the Transferor not to sell, pledge, assign or transfer to any person, or grant any unpermitted lien on, any Receivable, or (c) duly to observe or perform in any material respect any other covenants or agreements of the Transferor in the Agreement or in the Transfer and Administration Agreement (other than those specifically referred to elsewhere in this Section 10), which in the case of subclause (c) hereof, continues unremedied for a period of 60 days after written notice to the Transferor, and continues to affect materially and adversely the interests of the Series 1996-A Certificateholders for such period; provided, however, that an Early Amortization Event described in clause (b) or (c) shall not be deemed to occur if the Transferor has accepted the reassignment of the related Receivable within 60 days after receipt of written notice by the Transferor (or such longer period as the Trustee may specify not to exceed an additional 60 days) of such Early Amortization Event in accordance with the provisions of the Agreement;

(ii) failure on the part of Nordstrom Credit, Inc. to make any payment on the date required under Section 4.8 of the Agreement;

(iii) any representation or warranty made by the Transferor or Nordstrom Credit, Inc. in the Agreement, this Series Supplement or the Transfer and Administration Agreement (other than those specifically
                                   28
referred to elsewhere in this Section 10) or any information required to be given by the Transferor to the Trustee to identify the Accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice to the Transferor and as a result of which the interests of the Series 1996-A Certificateholders are materially and adversely affected and which continues to materially and adversely affect the interests of the Series 1996-A Certificateholders for such period; provided, however, that an Early Amortization Event described in this clause (ii) shall not be deemed to occur if the Transferor has accepted the reassignment of the related Receivable or all such Receivables, if applicable, during such period (or such longer period as the Trustee may specify not to exceed an additional 60 days);
(iv) a failure by the Transferor to perform, comply with or observe any agreement, covenant or obligation under Section 3.4(i) of the Transfer and Administration Agreement;

(v) a failure by the Transferor to transfer Receivables from Supplemental Accounts to the Trust within five Business Days after the day on which it is required to transfer such Receivables pursuant to
Section 2.6 of the Agreement;

(vi) any Servicer Default occurs which would have a material adverse effect on the Series 1996-A Certificateholders;

(vii) the Transferor shall enter into any consolidation or merger with any other Person whereby the Transferor is not the Person surviving such consolidation or merger;

(viii) a change in the operations of the Transferor or any other event which materially and adversely affects the Transferor's ability to either collect the Receivables or perform its obligations thereunder;
                                  29

(ix) an event which constitutes (with or without notice or lapse of time or both) a default or potential default under any agreement of which the Transferor or one of its Subsidiaries is a party relating to indebtedness of the Transferor or such Subsidiary of $5,000,000 or more;

(x) on any day, the Class B Invested Amount is less than the Minimum Enhancement Amount;

(xi) on any day, the Transferor Amount minus the Excluded Receivables Balance is less than the Minimum Transferor Amount;

(xii) the average Portfolio Yield for any three consecutive Due Periods is reduced to a rate which is less than the average Base Rate for such period;

then, an Early Amortization Event with respect to only the Series 1996-A Certificates will be deemed to have occurred without any notice or other action on the part of the Trustee or the Certificateholders, immediately upon the occurrence of such event; provided, however, that all of the Class A Certificateholders may waive any such Early Amortization Event with respect to the Series 1996-A Certificates. Upon any such waiver, such Early Amortization Event shall be deemed not to have occurred for every purpose of the Agreement and this Series Supplement.
No such waiver shall extend to any subsequent or other event or impair any right consequent thereon.

Section 11. Termination or Suspension of Automatic Additions of Accounts. All of the Class A Certificateholders may direct the Transferor by notification in writing to designate one or more Automatic Addition Termination Dates or one or more Automatic Addition Suspension Dates and Restart Dates. Upon receipt of such notification , the Transferor shall designate the date or dates specified therein as Automatic Addition Termination Dates or Automatic Addition Suspension Dates and Restart Dates, as the case may be, by providing the notices
                                   30
and taking the actions required by Section 2.6(d)(i) of the Agreement.

Section 12. Representations and Warranties of Nordstrom Credit, Inc. Nordstrom Credit, Inc. hereby represents and warrants to the Trustee, as of the date hereof, as follows:

(a) Organization, etc. Nordstrom Credit, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has full corporate power, authority and legal right to own or lease all of its properties and assets, to carry on its business as it is now being conducted and to execute , deliver and perform the Agreement and this Series Supplement. Nordstrom Credit, Inc. is duly qualified as a foreign corporation in good standing under the laws of each other jurisdiction in which the nature of its business requires such qualification and in which failure to so qualify would render the Agreement or this Series Supplement unenforceable or would have a material adverse effect on Nordstrom Credit, Inc.'s ability to perform its obligations thereunder or hereunder.

(b) Authorization; Valid Agreement. The execution, delivery and performance of the Agreement and this Series Supplement has been duly authorized by all required corporate or other action on the part of Nordstrom Credit, Inc., and each of the Agreement and this Series Supplement constitutes the legal, valid and binding obligation of Nordstrom Credit, Inc., enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally as such laws would apply in the event of the bankruptcy, insolvency, moratorium or other similar event with respect to Nordstrom Credit, Inc. and to general principles of equity.

(c) No Conflicts. The execution, delivery and performance by Nordstrom Credit, Inc. of each of the Agreement and this Series Supplement does not and will not (a) contravene its charter or By-Laws,
(b) in any material respect, violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Nordstrom Credit, Inc., (c) result in a breach of or constitute a default or require any consent under any material indenture or loan or credit agreement or any other material agreement, lease or instrument to which Nordstrom Credit, Inc. is a party or by which it or its properties may be bound or affected or (d) result in, or require, the creation or imposition of any material lien upon or with respect to any of the properties now owned or hereafter acquired by Nordstrom Credit, Inc.

(d) No Proceedings. There are no proceedings or investigations pending, or to the best knowledge of Nordstrom Credit, Inc., threatened against Nordstrom Credit, Inc. before any Governmental Authority (a) asserting the invalidity of the Agreement or this Series Supplement, (b) seeking to prevent the consummation of the transactions contemplated by the Agreement or this Series Supplement, (c) seeking any determination or ruling that would adversely affect the performance by Nordstrom Credit, Inc. of its obligations under the Agreement or this Series Supplement or (d) seeking any determination or ruling that would adversely affect the validity or enforceability of the Agreement or this Series Supplement.

Section 13.  Series 1996-A Investor Exchange; Certificate
Defeasance. (a) Pursuant to subsection 6.9(b) of the Agreement, the Certificateholders may tender their Certificates, and the holder of the Exchangeable Transferor Certificate may tender the Exchangeable Transferor Certificate, in exchange for (i) one or more newly issued classes of Investor Certificates and (ii) a reissued Exchangeable Transferor Certificate in accordance with the terms and conditions contained in a notice of exchange delivered to the Certificateholders. Such notice of exchange will specify, among other things: (a) the amount of Certificates that may be tendered, (b) the Certificate Rate (or the method for allocating interest payments or other cash flows to such Series), if any, with respect to the new Series, (c) the term of the Series, (d) the method of computing the invested percentage, (e) the manner of Enhancement, if any, with respect to the Series and (f) the time and the manner at which the tender and cancellation of the Series 1996-A Certificates and the issuance of the new Certificates will be effectuated. Upon satisfaction of the conditions contained in subsections 6.9(b) and 6.9(c) of the Agreement, and the receipt by the Trustee of the exchange notice and the related Supplement, the Trustee shall cancel the existing Exchangeable Transferor Certificate and the applicable Series 1996-A Certificates which have been tendered pursuant to this Section 12(a), and shall issue such new Series of Investor Certificates and a new Exchangeable Transferor Certificate, each dated the Exchange Date.

(b) The Trustee, for the benefit of the Series 1996-A Certificateholders, shall establish prior to such tender and exchange, and maintain with a Qualified Institution in the name of the Trust, a certain segregated trust account (the Defeasance Account). At the option of the Transferor, all amounts received by the Trustee from the issuance of new Certificates or increased invested amount of another Series (or any class within any such other Series) on the settlement date for such issuance shall be deposited in the Defeasance Account.

(c) Amounts on deposit in the Defeasance Account shall be applied as Collections allocable to the Series 1996-A Certificates in payment of the Invested Amount and all accrued and unpaid interest thereon, in accordance with Section 4.5 of the Agreement. Any Business Day upon which payments are received in the Defeasance Account shall be deemed to be a Distribution Date. Any funds remaining in the Defeasance Account after all amounts payable to the Certificateholders pursuant to
Section 4.5 of the Agreement have been paid in full shall be paid to the Transferor.

Section 14.  Transfers of Series 1996-A Certificates; Legends.

(a) No Class A Certificate or any interest therein may be sold (including in the initial offering), conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred (each, a Transfer) except in accordance with this Section 14. No Class B Certificate or any interest therein may be Transferred. Any Transfer of a Class A Certificate otherwise permitted by this Section 14 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to such holder's Class A Certificates and no Transfers of partial interests in a Class A Certificate shall be permitted. No Class A Certificate or any interest therein may be
 Transferred to any Person (each, an Assignee), unless the Assignee shall have executed and delivered the certification referred to in subsection 14(e) below and each of the Transferor and the Servicer shall have granted its prior consent thereto; provided, that the consent of the Transferor and the Servicer shall not be required in connection with any transfer to the Bank Investors, any Liquidity Provider or any Affiliate of Nordstrom National Credit Bank pursuant to the Transfer and Administration Agreement. The consent of the Transferor and the Servicer shall be granted unless the Transferor reasonably determines that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, that any attempted Transfer that would cause the number of Targeted Holders to exceed ninety-nine shall be void; and provided, further, that there shall not at any time be more than 10 Class A Certificateholders or such other number as may be consented to by the Transferor, which consent may be withheld in its sole and absolute discretion.

(b) Each initial purchaser of a Series 1996-A Certificate or any interest therein and any Assignee thereof shall certify to the Transferor, the Servicer, and the Trustee that it is either (A)(i) a citizen or resident of the U.S., (ii) a corporation, partnership or other entity organized in or under the laws of the U.S. or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Series 1996-A Certificates may constitute unrelated business taxable income or (iii) a person not described in (i) or (ii) whose ownership of the Series 1996-A Certificates is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a Series 1996-A Certificate will not result in any withholding obligation with respect to any payments with respect to the Series 1996-A Certificates by any person and who will furnish to the Certificateholder making the Transfer, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service
Form 4224 (and to agree to provide a new Form 4224 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws) or (B) an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes.

(c) Each initial purchaser of a Class A Certificate or any interest therein and any Assignee thereof shall further certify to the Transferor, the Servicer and the Trustee that it has neither acquired nor will it sell, trade or transfer any interest in a Class A

Certificate or cause an interest in a Class A Certificate to be marketed on or through (i) an established securities market within the meaning of Section 7704(b)(1) of the Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a secondary market within the meaning of Section 7704(b)(2) of the Code and any treasury regulation thereunder, including a market wherein interests in the Class A Certificates are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Class A Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others. In addition, each initial purchaser of a Class A Certificate or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a Class A Certificate that it is not and will not become a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes. If an initial purchaser of an interest in a Class A Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if the Transferor agrees to permit such a Transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership.

(d) Each Class A Certificate will bear a legend or legends substantially in the following form:

EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF
NORDSTROM NATIONAL CREDIT BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED, (III) A GOVERNMENTAL PLAN, AS DEFINED IN
SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN

(EXCLUDING FOR PURPOSES OF THIS CLAUSE (V), ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH (I) AN ESTABLISHED SECURITIES MARKET WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A SECONDARY MARKET WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS A CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS A CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR, (2) TO A LIMITED NUMBER OF INSTITUTIONAL ACCREDITED INVESTORS (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE) OR (3) PURSUANT TO RULE
144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (QIB) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB OR AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED

IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 1996 -A SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 1996-A SUPPLEMENT.

Each Class B Certificate will bear a legend or legends substantially in the following form:

THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR
OTHERWISE TRANSFERRED.

EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF
NORDSTROM NATIONAL CREDIT BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED, (III) A GOVERNMENTAL PLAN, AS DEFINED IN
SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (EXCLUDING FOR PURPOSES OF THIS CLAUSE (V), ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

(e) Upon surrender for registration of transfer of a Class A Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Class A Certificateholder substantially in the form attached as Exhibit D, executed by the registered owner, in person or by such Class A Certificate-holder's attorney thereunto duly authorized in writing, and receipt by the Trustee of the written consent of each of the Transferor and the Servicer to such transfer, such Class A Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class A Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Such transfers of Class A Certificates shall be subject to the restrictions set forth in this Section 14, to such other restrictions as shall be set forth in the text of the Class A Certificates and to such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

Section 15.  Ratification of Master Pooling and Servicing
Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument; provided, however, that pursuant to Section 9.2(a) of the Agreement, the Trustee shall sell the portion of the Receivables allocable to Series 1996-A unless instructed not to sell, dispose of or otherwise liquidate the Receivables by holders of interests aggregating more than 50% of each class of each Series (including a majority in interest in each collateral indebtedness interest), each holder of an interest in the Transferor Interest other than the Transferor and any other Person specified in a Supplement.

Section 16. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 17.  Governing Law.  THIS SERIES SUPPLEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 18. Subordination of Certain Termination Payments. Notwithstanding anything contained in Section 12.2(c) of the Agreement, upon the sale of Receivables or interests therein as provided in Section 12.2(c) of the Agreement, the proceeds of any such sale payable in respect of the Series 1996-A Certificates shall be payable first to the Class A Certificates until paid in full and then to the Class B Certificates until paid in full.

Section 19.  Acknowledgment by Nordstrom Credit, Inc.
Nordstrom Credit, Inc. hereby adopts and acknowledges Sections 4.5(d), 4.8, 7.4 and 9.2(a) of the Agreement, and by executing this Series Supplement shall be deemed to be a party to the Agreement for purposes of its obligations under said Sections 4.5(d), 4.8, 7.4 and 9.2(a).

Section 20. Opinions of Counsel. Any Opinion of Counsel required to be delivered pursuant to the Agreement or this Series
Supplement shall be acceptable to the Agent, in its sole discretion.

Section 21. Article VII of the Agreement. Article VII of the Agreement shall read in its entirety as provided in the Agreement, except that Section 7.4 thereof shall read in its entirety as follows:
ARTICLE VII

OTHER MATTERS RELATING
TO THE TRANSFEROR


Section 7.4 Liabilities. Notwithstanding Section 7.3, by entering into this Agreement, each of the Transferor and Nordstrom Credit, Inc. agree to be liable, directly to the injured party, for the entire amount of any losses, claims, damages, penalties or liabilities (other than those incurred by a Certificateholder in the capacity of an investor in the Investor Certificates as a result of the performance of the Receivables, market fluctuations, a shortfall in any Enhancement or other similar market or investment risks) arising out of or based on the arrangement created by this Agreement and the actions of the Servicer taken pursuant hereto as though this Agreement created a partnership under the Uniform Partnership Act. Each of the Transferor and Nordstrom Credit, Inc. agrees to pay, indemnify and hold harmless each Investor Certificateholder against and from any and all such losses, claims, damages and liabilities (other than those incurred by a Certificateholder in the capacity of an investor in the Investor Certificates as a result of the performance of the Receivables, market fluctuations, a shortfall in any Enhancement or other similar market or investment risks) except to the extent that they arise from any action by such Investor Certificateholder. Subject to Sections 8.3 and 8.4, in the event of a Service Transfer, the Successor Servicer will indemnify and hold harmless each of the Transferor and Nordstrom Credit, Inc. for any losses, claims, damages and liabilities of the Transferor or Nordstrom Credit, Inc. as described in this Section 7.4 arising from the actions or omissions of such Successor Servicer.

Section 22.  Article IX of the Agreement.  Article IX of the
Agreement shall read in its entirety as provided in the Agreement, except that Section 9.2(a) thereof shall read in its entirety as follows:

ARTICLE IX
EARLY AMORTIZATION EVENTS

Section 9.2  Additional Rights Upon the Occurrence of
Certain Events.


(a) If the Transferor or Nordstrom Credit, Inc. voluntarily goes into liquidation or consents to the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings of or relating to either the Transferor or Nordstrom Credit, Inc. or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against either the Transferor or Nordstrom Credit, Inc. and, only in the case of Nordstrom Credit, Inc., such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; either the Transferor or Nordstrom Credit, Inc. shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute , make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; an involuntary petition shall be filed with respect to the Transferor or Nordstrom Credit, Inc. in a court of competent jurisdiction seeking to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute and, only in the case of Nordstrom Credit, Inc., such proceeding or petition shall continue undismissed for sixty (60) days; or the Transferor shall become unable for any reason to transfer Receivables in accordance with the provisions of this Agreement (such voluntary liquidation, appointment, entering of such decree, admission, filing, making, suspension or inability, a Dissolution Event), the Transferor shall promptly give notice of such event to the Trustee, and the Transferor shall on the day of such appointment, voluntary liquidation, entering of such decree, admission, filing, making, suspension or inability, as the case may be (the Appointment Day), immediately cease to transfer Principal Receivables to the Trust hereunder. Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, Principal Receivables transferred to the Trust prior to the occurrence of such Dissolution Event and Collections in respect of such Principal Receivables and Finance Charge Receivables whenever created shall continue to be part of the Trust, and such Collections shall continue to be allocated and deposited in accordance with the provisions of Article IV. Within 15 days of the receipt by the Trustee of the notice of a Dissolution Event, the Trustee shall (i) publish a notice in an Authorized Newspaper that a Dissolution Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and (ii) send written notice to the Investor Certificateholders and any Enhancement Provider entitled thereto describing the provisions of this
Section 9.2 and requesting instructions from such Holders, which notice shall request each Investor Certificateholder to advise the Trustee in writing that it elects one of the following options: (A) the Investor Certificateholder wishes the Trustee to instruct the Servicer not to sell, dispose of or otherwise liquidate the Receivables and to instruct the Servicer to reconstitute the Trust upon the same terms and conditions set forth herein, or (B) the Investor Certificateholder wishes the Trustee to instruct the Servicer to sell, dispose of or otherwise liquidate the Receivables, or (C) the Investor Certificateholder refuses to advise the Trustee as to the specific action the Trustee shall instruct the Servicer to take. If after 90 days from the day notice pursuant to clause (i) above is first published (the Publication Date), the Trustee shall not have received written instructions of Holders (other than the Transferor or any of its

Affiliates) of Investor Certificates representing Undivided Interests aggregating in excess of 50% of the related Invested Amount of each Series (or in the case of a Series having more than one class of Investor Certificates, each class of such Series) to the effect that the Trustee shall instruct the Servicer not to sell, dispose of, or otherwise liquidate the Receivables and to instruct the Servicer to reconstitute the Trust upon the same terms and conditions as set forth herein, the Trustee shall instruct the Servicer to proceed to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids and the Servicer shall proceed to consummate the sale, liquidation or disposition of the Receivables as provided above with the highest bidder for the Receivables. If, however, with respect to the portion of the Receivables allocable to any outstanding Series, the holders (other than the Transferor or any of its Affiliates) of more than 50% of the principal amount of each class of such Series instruct the Trustee not to sell the portion of the Receivables allocable to such Series, the Trust shall continue with respect to such Series pursuant to the terms of the Agreement and the Supplement. If specified in the applicable Supplement, the holder (other than the Transferor or any of its Affiliates) of an Enhancement Invested Amount with respect to a Series shall be entitled to give instructions pursuant to this Section 9.2 as if such Enhancement Invested Amount were a class of such Series. The portion of the Receivables allocable to any Series shall be equal to the sum of (1) the product of (A) the Transferor Percentage, (B) the Aggregate Principal Receivables and (C) a fraction the numerator of which is the related Percentage with respect to Finance Charge Receivables and the denominator of which is the sum of all Invested Percentages with respect to Finance Charge Receivables of all Series outstanding and (2) the Invested Amount of such Series. The Transferor or any of its Affiliates shall be permitted to bid for the Receivables. In addition the Transferor or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Receivables at such matched bid price. The Trustee may obtain a prior determination from the conservator or receiver that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 9.1 and 9.2 shall not be deemed to be mutually exclusive.

Section 23. Consent to Issuance of Additional Series. Prior to the issuance of any Series other than Series 1996-A, the Transferor shall obtain the consent of the Agent, which consent may not be unreasonably withheld.

IN WITNESS WHEREOF, the parties hereto have caused this Series
Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

NORDSTROM NATIONAL CREDIT BANK,
  as Transferor and Servicer
By:   /s/ Carol R. Simonson
      --------------------------
Name: Carol R. Simonson
Title:  Vice President of Finance

NORDSTROM CREDIT, INC.
By:   /s/ John Walgamott
      --------------------------
Title:President

NORWEST BANK COLORADO, NATIONAL ASSOCIATION,
  as Trustee and Paying Agent
By:   /s/ A. Lenore Martinez
      --------------------------
 Name: A. Lenore Martinez
Title: Senior Vice President

TABLE OF CONTENTS

                                                       Page
PRELIMINARY STATEMENT                                   1
Section 1.  Designation                                 1

Section 2.  Definitions                                 2

Section 3.  Minimum Transferor Interest Percentage     12

Section 4.  Reassignment and Transfer Terms            13

Section 5.  Delivery and Payment for the Certificates  13
Section 6.  Form of Delivery of the Series 1996-A
            Certificates                               13

Section 7.  Servicing Compensation; Interchange        13

Section 8.  Article IV of the Agreement                14

ARTICLE IV

RIGHTS OF SERIES 1996-A CERTIFICATEHOLDERS AND
ALLOCATION AND APPLICATION OF COLLECTIONS	14

Section 4.2  Collections and
               Allocations                              14

Section 4.3  Determination of Monthly
               Interest                                 16

Section 4.4  Determination of Monthly
               Principal                                16

Section 4.5  Application of Collections                 17

Section 4.6  Defaulted Amounts; Investor
               Charge Offs                              21
Section 4.7  Reallocated Class B Principal
               Collections                              23

Section 4.8  Certain Payments by Nordstrom
               Credit, Inc.                             23

Section 4.9  Excess Principal Collections               24

Section 4.10 Excess Finance Charge
               Collections                              24

Section 4.11 Additional Issuances of
               Class B Certificates                     25
Section 9.   Article V of the Agreement                 26

ARTICLE V
DISTRIBUTIONS AND REPORTS TO
CERTIFICATEHOLDERS                                      26

Section 5.1 Distributions                               26
Section 5.2 Statements to Series 1996-A
               Certificateholders                       27

Section 10. Early Amortization Events                   28

Section 11. Termination or Suspension of Automatic
            Additions of Accounts                       30

Section 12. Representations and Warranties of
            Nordstrom Credit, Inc.                      31

Section 13. Series 1996-A Investor Exchange;
            Certificate Defeasance                      32

Section 14. Transfers of Series 1996-A
            Certificates; Legends.                      33

Section 15. Ratification of Master Pooling and
            Servicing Agreement                         38

Section 16. Counterparts                                38

Section 17. Governing Law                               38

Section 18. Subordination of Certain Termination
            Payments                                    38

Section 19. Acknowledgment by Nordstrom Credit,
            Inc.                                        39

Section 20. Opinions of Counsel                         39

Section 21. Article VII of the Agreement                39

ARTICLE VI

OTHER MATTERS RELATING
TO THE TRANSFEROR                                       39

Section 6.1 Liabilities                                 39


Section 22. Article IX of the Agreement                 40

ARTICLE IX

EARLY AMORTIZATION EVENTS                               40

Section 9.2     Additional Rights Upon
                  the Occurrence of
                  Certain Events                        40

Section 23.Consent to Issuance of Additional Series     43

NORDSTROM NATIONAL CREDIT BANK
Transferor and Servicer

and
NORDSTROM CREDIT, INC.
and
NORWEST BANK COLORADO, NATIONAL ASSOCIATION Trustee
on behalf of the Certificateholders
------------------------------------
SERIES 1996-A SUPPLEMENT
Dated as of August 14, 1996
to
MASTER POOLING AND SERVICING AGREEMENT
Dated as of August 14, 1996
---------------------------
$200,000,000
NORDSTROM CREDIT CARD MASTER TRUST
SERIES 1996-A

                                                  EXHIBIT A

                 [FORM OF CLASS A CERTIFICATE]

     REGISTERED                                    One Unit
                                                       100%
     No. A-1

               THIS CLASS A CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGIS-TRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CLASS A CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHAS-ING THIS CLASS A CERTIFICATE, AGREES THAT THIS CLASS A CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHER-WISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANS-FEROR, (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCRED-ITED INVESTORS" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURI-TIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE) OR (3) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITU-TIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CLASS A CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB OR AN INSTITU-TIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CLASS A CERTIFICATE WILL NOT BE ACCEPTED FOR REGIS-TRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES SUPPLE-MENT HAVE BEEN COMPLIED WITH. THIS CLASS A CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANS-FERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE

     TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED
     BY THE SERIES SUPPLEMENT.

               THIS CLASS A CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CLASS A CERTIFICATE BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF
     SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPO-RARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS A CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS A CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF NORDSTROM NATIONAL CREDIT BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDER-LYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (EXCLUDING FOR PURPOSES OF THIS CLAUSE (V), ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

             NORDSTROM CREDIT CARD MASTER TRUST

            CLASS A VARIABLE FUNDING CERTIFICATE,
                        SERIES 1996-A

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of VISA and MasterCard credit card accounts of

              NORDSTROM NATIONAL CREDIT BANK

     (Not an interest in or obligation of Nordstrom National
            Credit Bank or any affiliate thereof)

     This certifies that ENTERPRISE FUNDING CORPORATION (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pool-ing and Servicing Agreement, dated as of August 14, 1996 (as amended and supplemented from time to time, the "Agreement"), between Nordstrom National Credit Bank, a national banking association, as Transferor and Servicer, and Norwest Bank Colorado, National Association, a na-tional banking association, as trustee (the "Trustee"), as supplemented by the Series 1996-A Supplement, dated as of August 14, 1996 (as amended and supplemented from time to time, the "Series Supplement"), by and among the Transferor and Servicer, Nordstrom Credit, Inc. and the Trustee. The corpus of the Trust consists of (i) receiv-ables (the "Receivables") generated from time to time in a portfolio of revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies which are from time to time deposited in the Collection Account, the Excess Funding Account and any other ac-counts maintained for the benefit of Investor Certifi-cateholders and (iii) all other assets and interests constituting the Trust Property. The Holder of this Class A Certificate is entitled to the benefit of the obligation of Nordstrom Credit, Inc. to make payments to the Trust under certain circumstances as provided in the

     Series Supplement. Although a summary of certain provi-sions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

               This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

               It is the intent of the Transferor and the Investor Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Inves-tor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class A Cer-tificateholder, by the acceptance of this Class A Certif-icate, is deemed to agree to treat this Class A Certifi-cate for Federal, state and local income and franchise tax purposes as indebtedness of the Transferor (except to the extent that different treatment is explicitly re-quired under state or local tax statutes).

               Interest will accrue on the Class A Certifi-cates from the Closing Date through the last day of the Due Period preceding the September 1996 Distribution Date, and with respect to each Due Period thereafter, based on the actual number of days in the related Due Period and a year of 360 days, at a variable rate (the "Class A Certificate Rate") as determined in accordance with the Series Supplement. Interest on the Class A Cer-tificates will be distributed on the twentieth day of each month, or, if such day is not a Business Day, on the next succeeding Business Day (each, an "Distribution Date"), commencing September 20, 1996.

               In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid prin-cipal balance of the Class A Certificates. All principal of and interest on the Class A Certificates is due and payable no later than the August 2006 Distribution Date (the "Stated Series Termination Date"), but the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement.

               Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Class A Certificate to be duly executed.

                              NORDSTROM NATIONAL CREDIT
                                   BANK



                              By:
                                  Name:
                                  Title:


          Dated:  August 14, 1996

         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.


     NORWEST BANK COLORADO, NATIONAL ASSOCIATION, as Trustee,


     By: ______________________
          Authorized Officer


     or


     By:
          as Authenticating Agent
          for the Trustee,


     By: ________________________
                         Authorized Officer
            NORDSTROM CREDIT CARD MASTER TRUST

          CLASS A VARIABLE FUNDING CERTIFICATES,
                      SERIES 1996-A

             Summary of Terms and Conditions


               The Receivables consist generally of Principal Receivables and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled Nordstrom Credit Card Master Trust, Series 1996-A Certif-icates (the "Series 1996-A Certificates"), and one of a class thereof entitled Class A Variable Funding Certifi-cates, Series 1996-A (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Inter-est") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transfer-or. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial In-vested Amount is $186,600,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class A Invested Amounts purchased by Class A Certificateholders, minus
     (c) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus
     (d) the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates, plus (e) the aggregate amount of Class A Investor Charge Offs reimbursed pursu-ant to Section 4.5(a)(vi) of the Agreement prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero. In addition, a class of the Series 1996-A Certificates entitled Class B 6.50% Asset Backed Certificates, Series 1996-A (the "Class B Certificates") will be issued pursuant to the Agreement and the Series Supplement. Also, an Exchangeable Trans-feror Certificate has been issued to Nordstrom National Credit Bank pursuant to the Agreement which represents the Transferor Interest.

               Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

               Pursuant to Section 2.2 of the Transfer and Administration Agreement, dated as of August 14, 1996 (as amended and supplemented from time to time, the "Transfer and Administration Agreement"), by and among the Trans-feror, Enterprise Funding Corporation and NationsBank, N.A., the holders of this Class A Certificate may from time to time be required, prior to the commencement of the Early Amortization Period for the Certificates, to purchase Additional Class A Invested Amounts on the terms and conditions specified in the Transfer and Administra-tion Agreement.

               On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certifi-cateholder of record appearing in the Certificate Regis-ter or by wire transfer of immediately available funds to such Certificateholder's account so long as the Paying Agent was notified of such account at least five Business Days prior to the related Distribution Date, in each case without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate). Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered (or published) by the Trustee in accordance with the Agreement and the Series Supplement.

               On any Distribution Date occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount of the Series 1996-A Certificates of $196,500,000, the Series 1996-A Certifi-cates are subject to retransfer to the Transferor. The retransfer price will be equal to the Invested Amount of the Series 1996-A Certificates plus accrued but unpaid interest thereon.

               Subject to certain conditions in the Agreement, if the Invested Amount of the Series 1996-A Certificates is greater than zero on the Stated Series Termination Date, the Trustee shall sell or cause to be sold an amount of Receivables (or interests therein) up to 110% of the Invested Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1996-A Certificates pursuant to the Agreement, and apply the proceeds of such sale as provided in the Agreement and the Series Supplement.

               This Class A Certificate does not represent an obligation of, or an interest in, the Transferor, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instru-mentality.

               This Class A Certificate is limited in right of payment to certain Collections with respect to the Re-ceivables (and certain other amounts) and is senior to the Class B Certificates, all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

               The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsis-tent with any other provisions therein or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsis-tent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to or change any of the provisions of the Agreement to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certifi-cates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certifi-cates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules.

               The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Inves-tor Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement, or of modifying in any manner the rights of the Holders of Investor Certificates; provided that (i) the Servicer shall have provided an Opinion of Counsel to the Trustee to the effect that such amendment will not materially and ad-versely affect the interests of the Investor Certificate-holders of any outstanding Series, which Opinion of Counsel may rely solely on the rating confirmation re-ferred to in clause (iii) below (or 100% of the class of Certificateholders so affected have consented), (ii) such amendment shall not, as evidenced by an Opinion of Coun-sel, cause any outstanding Series to fail to qualify as debt for Federal income tax purposes, cause the Trust to be characterized for Federal income tax purposes as an association or a publicly traded partnership taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation characterization of any outstanding Series of Investor Certificates or the Feder-al income taxation of any Investor Certificateholder or any Certificate Owner and (iii) each Rating Agency as-signing a rating for any class of Investor Certificates of any then outstanding Series shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Investor Certif-icates; provided, further that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any

     Investor Certificate of such Series without the consent of the related Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

               The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Inves-tor Certificates evidencing Undivided Interests aggregat-ing not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distribu-tions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder; (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of each related Investor Certificateholder; or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of each related Investor Certificateholder. Any amendment pursuant to this para-graph shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of the applicable Series.

               Upon surrender for registration of transfer of any Class A Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Certificateholder substantially in the form attached as Exhibit D to the Supplement and by a written instru-ment of transfer in the form approved by the Transferor and the Trustee, executed by the registered owner, in person or by such Certificateholder's attorney thereunto duly authorized in writing, and upon receipt of the written instructions required by Section 6.3(d) of the

     Agreement such Class A Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class A Certificates of any authorized denominations and of a like aggregate principal amount and tenor.

               As provided in the Agreement and subject to certain limitations therein and herein set forth, Class A Certificates are exchangeable for new Class A Certifi-cates evidencing like aggregate fractional undivided interests, as requested by the Certificateholder surren-dering such Class A Certificates.

               No service charge may be imposed for any ex-change or registration of transfer but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

               Any of the preceding provisions concerning registration of transfer or exchange of the Class A Cer-tificates notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Class A Certificates for a period of 15 days preceding the due date for any payment with respect to the Class A Certificates.

               The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

               THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITH-OUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
          SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                             EXHIBIT B

                [FORM OF CLASS B CERTIFICATE]

     REGISTERED                                $9,900,000

     No. B-1

               THIS CLASS B CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGIS-TRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS CLASS B CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED.

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF NORDSTROM NATIONAL CREDIT BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDER-LYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (EXCLUDING FOR PURPOSES OF THIS CLAUSE (V), ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

            NORDSTROM CREDIT CARD MASTER TRUST

         CLASS B 6.50% ASSET BACKED CERTIFICATE,
                      SERIES 1996-A

     Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in a portfolio of VISA and MasterCard credit card accounts of

              NORDSTROM NATIONAL CREDIT BANK

     (Not an interest in or obligation of Nordstrom National
            Credit Bank or any affiliate thereof)

     This certifies that NORDSTROM CREDIT, INC. (the "Class B Certificateholder") is the registered owner of a frac-tional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of August 14, 1996 (as amended and supplemented from time to time, the "Agree-ment"), between Nordstrom National Credit Bank, a nation-al banking association, as Transferor and Servicer, and Norwest Bank Colorado, National Association, a national banking association, as trustee (the "Trustee"), as supplemented by the Series 1996-A Supplement, dated as of August 14, 1996 (as amended and supplemented from time to time, the "Series Supplement"), by and among the Trans-feror and Servicer, Nordstrom Credit, Inc. and the Trust-ee. The corpus of the Trust consists of (i) receivables (the "Receivables") generated from time to time in a portfolio of revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies which are from time to time deposited in the Collection Account, the Excess Funding Account and any other ac-counts maintained for the benefit of Investor Certifi-cateholders and (iii) all other assets and interests con-stituting the Trust Property. Although a summary of cer-tain provisions of the Agreement and the Series Supple-ment is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for informa-tion with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without sched-ules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

               This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

               It is the intent of the Transferor and the Investor Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Inves-tor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class B Cer-tificateholder, by the acceptance of this Class B Certif-icate, is deemed to agree to treat this Class B Certifi-cate for Federal, state and local income and franchise tax purposes as indebtedness of the Transferor (except to the extent that different treatment is explicitly re-quired under state or local tax statutes).

               Interest will accrue on the Class B Certifi-cates from the Closing Date through the last day of the Due Period preceding the September 1996 Distribution Date based on a 360-day year consisting of twelve 30-day months, and with respect to each Due Period thereafter, based on an assumed month of 30 days for the related Due Period and a year of 360 days, at a rate equal to 6.50% per annum (the "Class B Certificate Rate"). Interest on the Class B Certificates will be distributed on the twentieth day of each month, or, if such day is not a Business Day, on the next succeeding Business Day (each, an "Distribution Date"), commencing September 20, 1996.

               In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid prin-cipal balance of the Class B Certificates. All principal of and interest on the Class B Certificates is due and payable no later than the August 2006 Distribution Date (the "Stated Series Termination Date"), but the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Class B Certificates will not commence until the Class A Cer-tificates have been paid in full.

               Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Class B Certificate to be duly executed.

                              NORDSTROM NATIONAL CREDIT
                                   BANK



                              By:
                                  Name:
                                  Title:


          Dated:  August 14, 1996

         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.


     NORWEST BANK COLORADO, NATIONAL ASSOCIATION, as Trustee,


     By: ______________________
          Authorized Officer


     or


     By:
          as Authenticating Agent
          for the Trustee,


     By: ________________________
                         Authorized Officer

            NORDSTROM CREDIT CARD MASTER TRUST

         CLASS B 6.50% ASSET BACKED CERTIFICATES,
                      SERIES 1996-A

             Summary of Terms and Conditions


               The Receivables consist generally of Principal Receivables and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled Nordstrom Credit Card Master Trust, Series 1996-A Certif-icates (the "Series 1996-A Certificates"), and one of a class thereof entitled Class B 6.50% Asset Backed Cer-tificates, Series 1996-A (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Inter-est") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transfer-or. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial In-vested Amount is $9,900,000. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount (plus the aggregate initial principal amount of any Additional Class B Certificates issued pursuant to Section 4.11(a) of the Agreement, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (d) the amount of Reallocated Class B Principal Collections allocated to certain shortfalls in respect of the Class A Certificates on all prior Distribution Dates pursuant to the Agreement, minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates in respect of the Class A Inves-tor Default Amount pursuant to Section 4.6(a) of the Agreement, plus (f) the aggregate amount by which reduc-tions in the Class B Invested Amount pursuant to the foregoing clauses (c), (d) and (e) have been reimbursed pursuant to Section 4.5(a)(xi) of the Agreement prior to such date; provided, however, that the Class B Invested Amount may not be reduced below zero. In addition, a class of the Series 1996-A Certificates entitled Class A Variable Funding Certificates, Series 1996-A (the "Class A Certificates") will be issued pursuant to the Agreement and the Series Supplement. Also, an Exchangeable Trans-feror Certificate has been issued to Nordstrom National Credit Bank pursuant to the Agreement which represents the Transferor Interest.

               Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

               On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certifi-cateholder of record appearing in the Certificate Regis-ter or by wire transfer of immediately available funds to such Certificateholder's account so long as the Paying Agent was notified of such account at least five Business Days prior to the related Distribution Date, in each case without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate). Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered (or published) by the Trustee in accordance with the Agreement and the Series Supplement.

               On any Distribution Date occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount of the Series 1996-A Certificates of $196,500,000, the Series 1996-A Certifi-cates are subject to retransfer to the Transferor. The retransfer price will be equal to the Invested Amount of the Series 1996-A Certificates plus accrued but unpaid interest thereon.

               Subject to certain conditions in the Agreement, if the Invested Amount of the Series 1996-A Certificates is greater than zero on the Stated Series Termination Date, the Trustee shall sell or cause to be sold an amount of Receivables (or interests therein) up to 110% of the Invested Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1996-A Certificates pursuant to the Agreement, and apply the proceeds of such sale as provided in the Agreement and the Series Supplement.

               This Class B Certificate does not represent an obligation of, or an interest in, the Transferor, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instru-mentality.

               This Class B Certificate is limited in right of payment to certain Collections with respect to the Re-ceivables (and certain other amounts) and is subordinated to the Class A Certificates, all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

               The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsis-tent with any other provisions therein or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsis-tent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to or change any of the provisions of the Agreement to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certifi-cates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certifi-cates to comply with the Bearer Rules, to permit Bearer

     Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules.

               The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Inves-tor Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement, or of modifying in any manner the rights of the Holders of Investor Certificates; provided that (i) the Servicer shall have provided an Opinion of Counsel to the Trustee to the effect that such amendment will not materially and ad-versely affect the interests of the Investor Certificate-holders of any outstanding Series, which Opinion of Counsel may rely solely on the rating confirmation re-ferred to in clause (iii) below (or 100% of the class of Certificateholders so affected have consented), (ii) such amendment shall not, as evidenced by an Opinion of Coun-sel, cause any outstanding Series to fail to qualify as debt for Federal income tax purposes, cause the Trust to be characterized for Federal income tax purposes as an association or a publicly traded partnership taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation characterization of any outstanding Series of Investor Certificates or the Feder-al income taxation of any Investor Certificateholder or any Certificate Owner and (iii) each Rating Agency as-signing a rating for any class of Investor Certificates of any then outstanding Series shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Investor Certif-icates; provided, further that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

               The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Inves-tor Certificates evidencing Undivided Interests aggregat-ing not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distribu-tions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder; (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of each related Investor Certificateholder; or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of each related Investor Certificateholder. Any amendment pursuant to this para-graph shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of the applicable Series.

               The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate is prohibited.

               The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

               THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITH-OUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
          SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
                                                EXHIBIT C

     [FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT]

Nordstrom National Credit Bank
Servicer's Certificate
For the monthly Due Period ending:                     August 31. 1996

The undersigned a duly authorized representative of Nordstrom National Credit Bank("NNCB") as Servicer pursuant to the Transfer and Administration Agreement dated as of August 14, 1996, between NNCB and Enterprise Funding corporations ("EFC"),as such agreement may be amended (the "Agreement"), does hereby certify as follows:
I. this Servicer's Certificate is delivered pursuant to Section 3.4(c) of the Agreement;
II. capitalized terms used in this Servicer's Certificate have their respective meanings as set forth in the Agreement, and all compilations and calculations contained herein are done in accordance with the Agreement;
III. the information presented herein was obtained or derived from the books and accounting records of NNCB and is accurate in all material respects; and
IV.   no Termination Event or Potential Termination Event exists.

A     Due Period                                           Aug-96
B     Determination Date                                 Sep-9-96
C.    Transfer Date                                     Sep-14-96
D     Distribution Date                                 Sep-15-96
E.    Rapid Amortization Period                                NO
F     Early Amortization Period                                NO

Receivables Portfolio (as of end of Due Period unless otherwise stated)
1     Outstanding Balance of Principal Receivables                                       1
2     Outstanding Balance of Finance Charge Receivables                                  2
3     Current aggregate Receivables (principal and finance charges) (line 1+2)
      Excluded Receivables                                                               3
4     Receivables from non-U.S. Obligors                                                 4
5.    0.50% of aggregate Receivables                                                     5
6     Receivables from non-U.S. Obligors greater than 0.50% of total aggregate
      Receivables (line 4-line 5)                                                         6
7     Total Excluded Receivables Balance (line 6)                                        7

Master Trust Receivables Reconciliation
8     Principal Receivables as of beginning of Due Period                                8
9     Finance Charge Receivables as of beginning of Due Period                           9
10    Total Receivables as of beginning of Due Period (line 8+line 9)                    10

11    Principal Receivables removed during Due Period                                    11
12    Finance Charge Receivables as of beginning of Due Period                           12
13    Receivables during Due Period (line 11+line 12)                                    13

14    Principal Receivables with respect to Additional Accounts during Due Period        14
15    Finance Charge Receivables with respect to Additional Accounts during Due Period   15
16    Receivables with respect to Additional Accounts during Due Period
     (line 14+line 15)                                                                   16
17    Principal Receivables created during Due Period                                    17
18    Finance Charge Receivables created during Due Period                               18
19    Receivables billed during Due Period (line 17+line 18)                             19

20    Collections of Principal Receivables                                               20
21    Collections of Finance Charge Receivables                                          21
22    Total Collections (line 20+line 21)                                                22

23    Default Amount for the Due Period                                                  23

24    Adjustment Amount for the Due Period                                               24

25    Ending Principal Receivables (line 8-line11+line 14+line 17-line 20
      +line 23+line 24)                                                                  25
26    Ending Finance Charge Receivables (line 9-line 12+line 15+line 18-line 21)         26
27    Ending Receivables (line 25+line 26)                                               27

28    Beginning excess Funding Account balance                                           28
29    Deposits to Excess Funding Account                                                 29
30    Withdrawals from Excess Funding Account                                            30
31    Ending Excess Funding Account Balance (line 28+line 29-line 30)                    31
32    Collections of Finance Charge Receivables allocable to Interchange                 32

33    Principals Receivables as of the last day of the Revolving Period
     (if line E or line F=Yes)                                                           33

Delinquent Receivables
34    30-59 Days Delinquent                                                              34
35    60-89 Days Delinquent                                                              35
36    90-119 Days Delinquent                                                             36
37    120+ Days Delinquent                                                               37

Calculation of the Net Investment
38    Net Investment as of beginning of Due Period                                       38
39    Additional Invested Amounts made during the Due Period                              39
40    Principal paid in reduction of the Net Investment (not including principal
      paid during an Amortization Period)                                                40
41    Class A Investor Charge-Offs reimbursed pursuant to Section 4.5(a) of the
      Agreement (line 77)                                                                41
42    Class A Monthly Principal used to reduce the Net Investment during an
      Amortization Period                                                                42

43    Class A Investor Charge-Offs                                                       43
44    Net Investment as of the last day of this Due Period (line 38+line 39-line 40
      +line 41-line 42-line 43)                                                          44
45    Maximum Net Investment                                                             45
46    Average daily Net Investment for the Due Period                                    46

47    Class B Invested Amount as of the beginning of the Due Period                      47
48    Additional Class B Invested Amounts made during the Due Period                     48
49    Class B Investor Charge-Offs reimbursed pursuant to Section 4.5
     (a) of the agreement (line 83)                                                      49
50    Principal paid in reduction of Class B Invested amount (not including
      principal paid during an Amortization Event)                                       50
51    Reallocated Class B Principal Collections (line 86)                                51
52    Any reimbursement made to the Class B Invested Amount pursuant to
      Section 4.5(a)(xii)                                                                52
53    Reductions to the Class B Invested Amount pursuant to Section 4.6 (a)(line 87)     53
54    Class B Monthly Principal used to reduce the Net Investment during an
      Amortization Period                                                                54
55    Class B Investor Charge-Offs                                                       55
56    Class B Invested amount (line 47+line 48+line 49-line 50-line 51+line 52
      -line 54-line 53-line 55)                                                          56

57    Series Floating Allocation Percentage ((line 38+line 47)/(line 8+line 28))         57
58    Class A Floating Allocation Percentage (line 38/(line 8+line 28))                  58
59    Class B Floating Allocation Percentage (line 47/(line 8+line 28))                  59
60    Series Fixed/Floating Allocation Percentage ((line 38+line 47)/(Line 28+line 33))  60
61    Class A Fixed/Floating Allocation Percentage (line 38/(line 28+line 33))           61
62    Class B fixed/Floating Allocation Percentage (line 47/line(28+line 33))            62

Series Collections Distributions
63    Class A Monthly Principal (line 20*line 58)                                        63
      (if line E or F=Yes, then multiply by line 61 rather than line 58)
64    Class A allocation of Finance Charge Collections (line 21*line 58)                 64
      (if line F=Yes, then multiply by line 61 rather than line 58)
65    Class A allocation of Defaulted Receivables (line 23*line 58)                      65
66    Class B Monthly Principal (line 20*line 59)
      (if line E or F=Yes, then multiply by line 62 rather than line 59)                 66
67    Class B allocation of Finance Charge Collections (line 21*line 59)                 67
      (if line F=Yes, then multiply by line 62 rather than line 59)
68    Class B allocation of Defaulted Receivables (line 23*line 59)                      68

Allocation of Finance Charge Collections for the Due Period
69    Total Allocation Percentage of Finance Charge Collections (line 57*
      (line 32+line 21))                                                                 69
      (if line F=Yes, then multiply by line 60 rather than line 57)
70    Servicer Advances for the related Due Period                                       70
71    Class A Monthly Interest for the Due Period                                        71
72    Class A Monthly Interest due but not paid on a prior Distribution Date             72
73    Servicing Fees to any successor Servicer                                           73
74    Remaining Finance Charge Collections (line 69-line 70-line 71-line 72-line 73)     74

75    Class A Investor Default Amounts (line 65)                                         75
76    Class A Floating Allocation Percentage of any Adjustment Payment which
      the Transferor fails to make                                                       76
77    Repayment of any Class A charge-Offs                                               77
78    Any Servicing Fee related to the Servicer ((line 44+line 56)*2%/12)                78
79    Class B Monthly Interest                                                           79
80    Class B Monthly Interest due but not paid on a prior Distribution Date             80
81    Class B Investor Default Amounts (line 68)                                         81
82    Class B Floating Allocation Percentage of any Adjustment Payment which
      the Transferor fails to make                                                       82
83    Repayment of any Class B Charge-offs                                               83
84    Amount to be treated as Excess Finance Charge Collections, if any
     (line 74-the sum of lines 75 through line 83)                                       84

85    Class A Finance Charge allocation shortfall, if any                                85
      (line 74-line 75-line76, if line74 is less than zero, then line 75+line 76)

86    Class B Reallocated Principal Collections (if line 85 is greater than zero,
      the lesser of line 85 or line 66)                                                 86

87    Class B Invested Amount reduction (if line 85-line 86 is greater than zero, the lesser of line 85-line 86 or line 47+line 48+line 49-line 50-line 51
      +line 52)                                                                        87

88    NCI recourse (if line 85-line 86-line 87 is greater than zero, then
      line 85-line 86-line 87)                                                         88

Portfolio Ratio Compliance
89    Class B Percentage (line 56/(line 56+line 44))                                   89
90    Class B Percentage greater than or equal to either (i)5% of the Invested
      Amount or (ii)3% of the Maximum Net Investment?                                  90

91    Ending Transferor Amount (including Excess Funding Account balance)
      (line 25+line 31-line 44-line 56)                                                91
92    Excluded Receivables (line 7)                                                    92
93    Transferor Amount less Excluded Receivables (line 91-line 92)                    93
94    Transferor Amount (less Excluded Receivables) Percentage (line 93/line 27)       94
95    Transferor Amount (less Excluded Receivables) Percentage greater than or
      equal to 2%?                                                                     95

96    Allocation Percentage of Finance Charge Receivables
      Receivables)(line 57*(line 21+line 32))(if line F=Yes, then multiply by
      line 60 rather than line 57)                                                     96
97    Monthly Interest                                                                 97
98    Allocation Percentage of Defaulted Receivables (line 57*(line 23))               98
99    Allocation Percentage of the Servicing Fee (line 57 times line 78 or
      if a successor Servicer, then line 73)                                           99

100   Net Portfolio Yield ((line 96-line 97-line 98-line 99)/line 46)                 100
     (a) 2 mos. prior   0.34%
     (b) 1 mos. prior   0.90%
101   3 month average of the Net Portfolio Yield ((line 100(a)
      +line 100(b)+line 100(c))/3)                                                  101
102   3 month average of the Net Portfolio Yield>or=0.00%                             102

103   Total number of Active Accounts                                                 103
104   Average FICO credit score for Additional Accounts added during the Due Period   104
105   Average FICO credit score for the Accounts in the Trust as of the end of the
      Due Period                                                                      105
106   Current long and short term ratings of Nordstrom Credit, Inc.                   106

IN WITNESS WHEREOF, the undersigned has duly executed this certificate
this    day of
             ,19   .
Nordstrom National Credit Bank
as Servicer

By:
   -------------------------
Name:
     -----------------------
Title:
      ----------------------

                                                EXHIBIT D

              [FORM OF TRANSFER CERTIFICATION]

                                             [DATE]


     Nordstrom National Credit Bank
     13531 East Caley Avenue
     Englewood, Colorado  80111

     Norwest Bank Colorado, National Association
     1740 Broadway
     Denver, Colorado  80274-8693
     Attention: Corporate Trust and Escrow Services

     Re:  Class A Variable Funding Certificates, Series 1996-A

     Ladies and Gentlemen:

          In connection with our proposed purchase of $------- in principal amount of Nordstrom Credit Card
     Master Trust, Class A Variable Funding Certificates,
     Series 1996-A (the "Class A Certificates"), we confirm that:

          1. We agree to be bound by the restrictions and conditions set forth in the Master Pooling and Servicing Agreement, dated as of August 14, 1996 (the "Master Pooling and Servicing Agreement"), between Nordstrom Na-tional Credit Bank, as transferor and servicer, and Norwest Bank Colorado, National Association, as trustee (the "Trustee"), as supplemented by the Series 1996-A Supplement dated as of August 14, 1996 (the "Series 1996-A Supplement" and together with the Master Pooling and Servicing Agreement, the "Pooling and Servicing Agree-ment"), by and among Nordstrom National Credit Bank, as transferor and servicer, Nordstrom Credit, Inc. and the Trustee, relating to the Class A Certificates and agree to be bound by, and not reoffer, resell, pledge or other-wise transfer (any such act, a "Transfer") the Class A Certificates except in compliance with, such restrictions and conditions including but not limited to those in
     Section 12 of the Series 1996-A Supplement.

          2. We understand that the Class A Certificates have not been and will not be registered under the Secu-rities Act of 1933, as amended (the "Securities Act") or any state securities law and agree that the Class A Certificates may be reoffered, resold, pledged or other-wise transferred only in compliance with the Securities Act and other applicable laws and only (i) to the Trans-feror, (ii) to a limited number of institutional "accred-ited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and in a transaction exempt from the registration requirements of the Securi-ties Act (upon delivery of the documentation required by the Pooling and Servicing Agreement and, if the Trustee so requires, an opinion of counsel satisfactory to the Trustee) or (iii) pursuant to Rule 144A under the Securi-ties Act to a person that we reasonably believe is a qualified institutional buyer within the meaning of Rule 144A ("QIB") purchasing for its own account or a QIB purchasing for the account of a QIB, whom we have in-formed, in each case, that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A.

          3. We have neither acquired nor will we Transfer any Class A Certificate we acquire (or any interest therein) or cause any Class A Certificate (or any inter-est therein) to be marketed on or through (i) an "estab-lished securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any treasury regulation thereun-der, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "sec-ondary market" within the meaning of Section 7704(b)(2) of the Code and any treasury regulation thereunder, in-cluding a market wherein interests in the Class A Certif-icates are regularly quoted by any Person making a market in such interests and a market wherein any person regu-larly makes available bid or offer quotes with respect to interests in the Class A Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others.

          4. We are not and will not become a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. [If this representa-tion cannot be made, the Transferor, the Servicer or the Trustee may require additional representations.]

          5. We are a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) whose ownership of the Class A Certificates is effectively connected with a such person's conduct of a trade or business within the United States (within the meaning of the Code) and our ownership of any interest in a Class A Certificate will not result in any withholding obligation with respect to any payments with respect to the Class A Certificates by any person or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes. We agree that if we are a person described in clause (A)(iii) above, we will furnish to the person from whom we are acquiring a Class A Certif-icate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expira-tion or obsolescence of any previously delivered form (and such other certifications, representations or opin-ions of counsel as may be requested by the Transferor, the Servicer or the Trustee). We recognize that if we are a tax-exempt entity, payments with respect to the Class A Certificates may constitute unrelated business taxable income.

          6. We understand that no subsequent Transfer of a Class A Certificate is permitted unless (i) such Transfer is of a Class A Certificate with a denomination of at least $1,000,000 and (ii) the Transferor and the Servicer each consent in writing to the proposed Transfer, which consent shall be granted unless either the Transferor or the Servicer determines in its sole and absolute discre-tion that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or a publicly traded partnership taxable as a corporation; provided, that any attempted Transfer that would cause the number of Target-ed Holders (as defined in the Series 1996-A Supplement) to exceed one hundred shall be void; and provided, fur-ther, that there shall not at any time be more than 10 Class A Certificateholders or such other number as may be consented to by the Transferor which consent may be withheld in its sole and absolute discretion.

          7. We are [an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) of Regu-lation D under the Securities Act) and have such knowl-edge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Class A Certificates, and we and any account for which we are acting are each able to bear the economic risk of our or its investment] or [a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for our own account or for the account of a "qualified institutional buyer"and we under-stand that the sale to us is being made in reliance on Rule 144A under the Securities Act].

          8. We are acquiring each of the Class A Certifi-cates purchased by us for our own account or for a single account (each of which is an institutional "accredited investor") as to which we exercise sole investment dis-cretion.

          9. We are not (i) an employee benefit plan (as de-fined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is sub-ject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any feder-al, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or
     Section 4975 of the Code [(any of the plans described in clauses (i) through (ii), a "Plan")], (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (v) a person invest-ing "plan assets" of any such plan (excluding for pur-poses of this clause (v) any entity registered under the Investment Company Act of 1940, as amended). [The brack-eted language in clause (iii) need only be included if a purchaser cannot give both of the representations con-tained in clauses (iv) and (v).] [If the representations contained in either clause (iv) or clause (v) above cannot be given, a purchaser will be required to give the representations set forth in clauses (i) through (iii) above (including the bracketed language), the representa-tion in (iv) or (v) (whichever can be given) and also will be required to represent that it is either an entity specified in clause (iv) or (v) and that it understands that at no time may the aggregate percentage of the Class A Invested Amount Transferred to Plan Purchasers exceed 25% of the Class A Invested Amount, such representation to read substantially as follows, with the appropriate bracketed language deleted: "We are [an entity whose underlying assets include "plan assets" by reason of a Plan's investment in the entity][a person investing "plan assets" of any such Plan (excluding any entity registered under the Investment Company Act of 1940, as amended)] and we understand that at no time shall the aggregate percentage of the Class A Invested Amount Transferred to Plan Purchasers exceed 25% of the Class A Invested Amount."]

          10. We understand that any purported Transfer of any Class A Certificate in contravention of the restric-tions and conditions in paragraphs 1 through 9 above (including any violation of the representation in para-graph 5 by an investor who continues to hold a Class A Certificate occurring any time after the Transfer in which it acquired such Class A Certificate) shall be null and void and the purported transferee shall not be recog-nized by the Trust or any other person as a Class A Certificateholder for any purpose.

          11. We further understand that, on any proposed re-sale, pledge or transfer of any Class A Certificates, we will be required to furnish to the Trustee and the Regis-trar, such certification and other information as the Trustee or the Registrar may reasonably require to con-firm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Class A Certificates and the Pooling and Servicing Agreement pursuant to which the Class A Certificates were issued and we agree that if we determine to Transfer any Class A Certificate, we will cause our proposed transfer-ee to provide the Transferor, the Servicer and the Trust-ee with a letter substantially in the form of this let-ter. We further understand that Class A Certificates purchased by us will bear a legend to the foregoing effect.

          You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                              Very truly yours,

                              [NAME OF TRANSFEREE]


                              By:________________________
                                 Name:
                                 Title: